EXHIBIT 99.1

MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	September 30, 2019	PETITION DATE:	January 29, 2019

1.
Debtors in possession (or trustee) hereby submit this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtors).

Dollars reported in $ millions

2.	Asset and Liability Structure	End of Current	End of Prior	As of Petition
		Month	Month	Filing (1)
	a. Current Assets	$11,577	$11,713	$9,091
	b. Total Assets	$85,713	$85,169	$79,809
	c. Current Liabilities	$6,472	$6,469	$3,740
	d. Total Liabilities	$76,722	$74,332	$66,888

3.	Statement of Cash Receipts & Disbursements for Month	End of Current Month	End of Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$2,260	$2,084	$17,408
	b. Total Disbursements	$(2,120)	$(2,384)	$(15,393)
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$140	$(300)	$2,015
	d. Cash Balance Beginning of Month	$2,785	$3,085	$910
	e. Cash Balance End of Month (c + d)	$2,925	$2,785	$2,925

		End of Current Month	End of Prior Month	Cumulative (Case to Date) (1)
4.	Profit/(Loss) from the Statement of Operations	$(1,862)	$135	$(4,040)
5.	Account Receivables (Pre and Post-Petition)	$5,047	$5,244
6.	Post-Petition Liabilities	$4,536	$3,766
7.	Past Due Post-Petition Account Payables (over 30 days) (2)	$—	$—

(1) Data as of January 29, 2019 is not available, January 31, 2019 data used as Petition Date.
(2) In the ordinary course, in most instances the Debtors’ process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors’ acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with their supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors’ knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of September 30, 2019.

At the end of this reporting month:		Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)	✓
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	✓
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	✓
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	✓
12.	Are the estates insured for replacement cost of assets and for general liability?	✓
13.	Are a plan and disclosure statement on file? (1)		✓
14.	Was there any post-petition borrowing during this reporting period?		✓

15.	Check if paid:
	Post-petition taxes:	✓
	U.S. Trustee Quarterly Fees:	✓
	Tax reporting and tax returns:	✓

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

(1) The Debtors filed with the Bankruptcy Court their Joint Chapter 11 Plan of Reorganization on September 9, 2019. The Debtors filed their First Amended Joint Chapter 11 Plan of Reorganization on September 23, 2019 (Docket #3966); however, the Debtors have not filed a Disclosure Statement.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	November 8, 2019	/s/ DAVID S. THOMASON
David S. Thomason
Vice President, Controller, PG&E Corporation
Vice President, Chief Financial Officer and Controller, Pacific Gas and Electric Company

UNAUDITED STATEMENTS OF INCOME
FOR THE MONTH ENDED SEPTEMBER 30, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$1,239	$—	$1,239
Natural gas		240	—	240
Total operating revenues		1,479	—	1,479
Operating Expenses
Cost of electricity		298	—	298
Cost of natural gas		23	—	23
Operating and maintenance		874	—	874
Wildfire-related claims, net of insurance		2,548	—	2,548
Depreciation, amortization, and decommissioning		304	—	304
Total operating expenses		4,047	—	4,047
Operating Income (Loss)		(2,568)	—	(2,568)
Interest income		6	—	6
Interest expense		(16)	—	(16)
Other income (expense), net		21	(1)	20
Reorganization items, net	Item 15	(14)	(3)	(17)
Income (Loss) Before Income Taxes		(2,571)	(4)	(2,575)
Income tax provision (benefit)		(721)	7	(714)
Net Income (Loss)		(1,850)	(11)	(1,861)
Preferred stock dividend requirement		1	—	1
Income (Loss) Attributable to Common Stock		$(1,851)	$(11)	$(1,862)

UNAUDITED STATEMENTS OF INCOME
PETITION DATE THROUGH SEPTEMBER 30, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$9,291	$—	$9,291
Natural gas		3,093	—	3,093
Total operating revenues		12,384	—	12,384
Operating Expenses
Cost of electricity		2,505	—	2,505
Cost of natural gas		515	—	515
Operating and maintenance		6,251	(17)	6,235
Wildfire-related claims, net of insurance		6,448	—	6,448
Depreciation, amortization, and decommissioning		2,434	—	2,433
Total operating expenses		18,153	(17)	18,136
Operating Income (Loss)		(5,769)	17	(5,752)
Interest income		62	1	63
Interest expense		(213)	(2)	(215)
Other income, net		189	10	199
Reorganization items, net	Item 15	(237)	(19)	(256)
Income (Loss) Before Income Taxes		(5,968)	7	(5,961)
Income tax provision (benefit)		(1,942)	11	(1,931)
Net Income (Loss)		(4,026)	(4)	(4,030)
Preferred stock dividend requirement		10	—	10
Income (Loss) Attributable to Common Stock		$(4,036)	$(4)	$(4,040)

UNAUDITED BALANCE SHEETS
AS OF SEPTEMBER 30, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
ASSETS
Current Assets
Cash and cash equivalents	Items 10 and 11	$2,539	$431	$2,970
Accounts receivable
Customers (net of allowance for doubtful accounts of $41)	Item 4	1,397	—	1,397
Accrued unbilled revenue		1,023	—	1,023
Regulatory balancing accounts		1,919	—	1,919
Other		2,639	100	2,627
Regulatory assets		314	—	314
Inventories	Item 3
Gas stored underground and fuel oil		110	—	110
Materials and supplies		525	—	525
Income taxes receivable		4	2	15
Other		666	11	677
Total current assets		11,136	544	11,577
Property, Plant, and Equipment
Electric		61,797	—	61,797
Gas		22,741	—	22,741
Construction work in progress		2,689	—	2,689
Other Plant in Service		18	2	20
Total property, plant, and equipment		87,245	2	87,247
Accumulated depreciation		(25,920)	(2)	(25,923)
Net property, plant, and equipment	Item 7	61,325	—	61,324
Other Noncurrent Assets
Regulatory assets		5,711	—	5,711
Nuclear decommissioning trusts		3,061	—	3,061
Operating lease right of use asset		2,427	8	2,435
Income taxes receivable		66	84	67
Other		1,394	12,896	1,538
Total other noncurrent assets		12,659	12,988	12,812
TOTAL ASSETS		$85,120	$13,532	$85,713

UNAUDITED BALANCE SHEETS
AS OF SEPTEMBER 30, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings		$—	$—	$—
Long-term debt, classified as current		—	—	—
Accounts payable	Item 5
Trade creditors		1,841	3	1,844
Regulatory balancing accounts		1,655	—	1,655
Other		650	19	558
Operating lease liabilities		550	3	553
Disputed claims and customer refunds		—	—	—
Interest payable		5	—	5
Other		1,857	(6)	1,857
Total current liabilities		6,558	19	6,472
Noncurrent Liabilities
Long-term debt		—	—	—
Debtor-in-possession financing	Item 6	1,500	—	1,500
Regulatory liabilities		9,336	—	9,336
Pension and other postretirement benefits		1,986	—	1,986
Asset retirement obligations		6,259	—	6,259
Deferred income taxes	Item 8	1,839	(118)	1,721
Operating lease liabilities		1,877	5	1,882
Other		2,528	59	2,473
Total noncurrent liabilities		25,325	(54)	25,157
Liabilities Subject to Compromise(1)	Item 9	44,309	784	45,093
Shareholders’ Equity
Preferred stock		258	—	—
Common stock		1,322	13,047	13,027
Additional paid-in capital		8,550	—	—
Reinvested earnings		(1,201)	(255)	(4,279)
Accumulated other comprehensive (loss) income		(1)	(9)	(9)
Total shareholders’ equity		8,928	12,783	8,739
Noncontrolling Interest - Preferred Stock of Subsidiary		—	—	252
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		$85,120	$13,532	$85,713

UNAUDITED STATEMENTS OF CASH FLOWS
AS OF SEPTEMBER 30, 2019

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Cash Flows from Operating Activities
Net loss(1)	$(4,027)	$(2)	$(4,029)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	2,433	—	2,433
Allowance for equity funds used during construction	(64)	—	(64)
Deferred income taxes and tax credits, net	(1,555)	7	(1,548)
Reorganization items, net (Item 15)	92	6	97
Disallowed capital expenditures	232	—	232
Other	79	33	112
Effect of changes in operating assets and liabilities:
Accounts receivable	(274)	10	(264)
Wildfire-related insurance receivable	35	—	35
Inventories	(68)	—	(68)
Accounts payable	418	(47)	371
Wildfire-related claims	(114)	—	(114)
Income taxes receivable/payable	1	7	8
Other current assets and liabilities	9	(15)	(7)
Regulatory assets, liabilities, and balancing accounts, net	90	—	90
Liabilities subject to compromise	6,695	9	6,704
Other noncurrent assets and liabilities	96	(16)	79
Net cash provided by operating activities	4,078	(11)	4,067
Cash Flows from Investing Activities
Capital expenditures	(4,192)	—	(4,192)
Proceeds from sales and maturities of nuclear decommissioning trust investments	808	—	808
Purchases of nuclear decommissioning trust investments	(874)	—	(874)
Other	8	—	8
Net cash used in investing activities	(4,250)	—	(4,250)
Cash Flows from Financing Activities
Proceeds from debtor-in-possession credit facility	1,850	—	1,850
Repayments of debtor-in-possession credit facility	(350)	—	(350)
Debtor-in-possession credit facility debt issuance costs	(98)	(16)	(114)
Common stock issued	—	85	85
Other	14	—	14
Net cash provided by financing activities	1,416	69	1,485
Net change in cash, cash equivalents, and restricted cash	1,244	58	1,302
Cash, cash equivalents, and restricted cash at January 1	1,302	373	1,675
Cash, cash equivalents, and restricted cash at September 30	$2,546	$431	$2,977
Less: Restricted cash and restricted cash equivalents included in other current assets	(7)	—	(7)
Cash and cash equivalents at September 30	$2,539	$431	$2,970

(1) Net loss is for nine months ended September 30, 2019 and will not agree to net loss as shown in Petition to Date Income Statement.

Supplemental disclosures of cash flow information
Cash paid for:
Interest, net of amounts capitalized	$(36)	$(2)	$(38)
Supplemental disclosures of noncash operating activities
Operating lease liabilities arising from obtaining ROU assets	$2,807	$9	$2,816
Supplemental disclosures of noncash investing and financing activities
Capital expenditures financed through accounts payable	$981	$—	$981

1. BASIS OF PRESENTATION

General

On January 29, 2019, PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility”) (together with the Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in either of the Chapter 11 Cases.

On February 12, 2019, the United States Trustee (the “U.S. Trustee”) appointed an Official Committee of Unsecured Creditors (the “UCC”). On February 15, 2019, the U.S. Trustee appointed an Official Committee of Tort Claimants (the “TCC”).

Debtor-in-Possession Financial Statements

Financial Accounting Standards Board Accounting Standards Codification 852 (Reorganizations) (“ASC 852”), which is applicable to companies in Chapter 11, requires that financial statements for periods after the filing of a Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The accompanying financial statements have been prepared solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 Cases (the “Monthly Operating Reports”). The Debtors caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Debtors.

The financial information contained in the Monthly Operating Reports is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Reports should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of the Corporation and the Utility and any of their non-debtor subsidiaries, as the results of operations contained in the Monthly Operating Reports are not necessarily indicative of results which may be expected for any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

The Utility’s unaudited financial statements reflected under the column “Pacific Gas and Electric Company” are presented on a consolidated basis and include the accounts of the Utility and the following subsidiaries of the Utility that individually and in aggregate are immaterial: Eureka Energy Company, Midway Power, LLC, Pacific Energy Fuels Company, and Standard Pacific Gas Line Incorporated.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” are presented on a consolidated basis and include the accounts of the following subsidiaries of the Corporation that individually and in aggregate are immaterial: PCG Capital, Inc., PG&E Corporation Support Services, Inc., and PG&E Corporation Support Services II, Inc.  The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” exclude the accounts of the Utility.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation, Consolidated” are presented on a consolidated basis and include the accounts of the Corporation, the Utility, and other wholly owned and controlled subsidiaries.

These unaudited financial statements differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of cash flows, shareholders’ equity, and other comprehensive income), relevant footnotes and certain reclassifications.

Liabilities Subject to Compromise

As a result of the Chapter 11 Cases, the payment of pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court confirms a Chapter 11 plan of reorganization and such plan becomes effective. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on the Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items

ASC 852 requires expenses and income directly associated with the Chapter 11 Cases to be reported separately in the income statement. Reorganization items are reported net and include expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed, net of interest income.

Post-Petition Liabilities

Post-petition liabilities reflected in the Monthly Operating Report include Accounts payable – trade creditors, Accounts payable – other, and Other current liabilities, excluding amounts pertaining to regulatory liabilities.

2. CHAPTER 11 FILING

On January 29, 2019, the Debtors filed the Chapter 11 Cases with the Bankruptcy Court. The Debtors continue to operate their businesses as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On January 31, 2019, the Bankruptcy Court approved, on an interim basis, certain motions (the “First Day Motions”) authorizing, but not directing, the Debtors to, among other things, (a) secure $5.5 billion of debtor-in-possession financing; (b) continue to use and the Debtors’ cash management system; and (c) pay certain pre-petition claims relating to (i) certain safety, reliability, outage, and nuclear facility suppliers; (ii) shippers, warehousemen, and other lien claimants; (iii) taxes; (iv) employee wages, salaries, and other compensation and benefits; and (v) customer programs, including public purpose programs. The First Day Motions were subsequently approved by the Bankruptcy Court on a final basis at hearings on February 27, 2019, March 12, 2019, March 13, 2019, and March 27, 2019.

On July 1, 2019, the Bankruptcy Court entered an order approving a deadline of October 21, 2019, at 5:00 p.m. (Pacific Time) (the “Bar Date”) for filing claims against PG&E Corporation and the Utility relating to the period prior to the Petition Date. The Bar Date is subject to certain exceptions, including for claims arising under section 503(b)(9) of the Bankruptcy Code, the Bar Date for which occurred on April 22, 2019. The Bankruptcy Court also approved PG&E Corporation’s and the Utility’s plan to provide notice of the Bar Date to parties in interest, including potential wildfire-related claimants and other potential creditors. On October 18, 2019, the TCC filed with the Bankruptcy Court a motion for entry of an order extending the Bar Date for individual wildfire-related claims. On October 28, 2019, PG&E Corporation and the Utility announced that they had offered to extend the Bar Date for individual wildfire-related claims from October 21, 2019 to December 20, 2019. On the same day, during a meet and confer between PG&E Corporation and the Utility and the TCC, and at the request of the TCC, PG&E Corporation and the Utility agreed to further extend the Bar Date for individual wildfire-related claims to December 31, 2019. On November 4, 2019, PG&E Corporation and the Utility and the TCC announced that they have reached agreement to an extension of the Bar Date for individual wildfire-related claims to December 31, 2019, which agreement also involves procedures for additional notice to potential individual wildfire claimants. PG&E Corporation and the Utility and the TCC will file a stipulation with the Bankruptcy Court detailing the terms of the agreement and seeking approval of their agreement.

For additional information regarding the Chapter 11 Cases, refer to the website maintained by Prime Clerk, LLC, the Company’s claims and noticing agent, at http://restructuring.primeclerk.com/pge, as well as to the Debtors' annual report on Form 10-K for the year ended December 31, 2018, their joint quarterly reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, and other reports filed with the SEC, which are available on PG&E Corporation's website at www.pgecorp.com and on the SEC website at www.sec.gov.  The Debtors also routinely post or provide links to certain documents and information related to the Chapter 11 Cases at http://investor.pgecorp.com, under the “Chapter 11” tab.

3. INVENTORY

Inventories are carried at weighted-average cost and include natural gas stored underground as well as materials and supplies.  Natural gas stored underground is recorded to inventory when injected and then expensed as the gas is withdrawn for distribution to customers or to be used as fuel for electric generation.  Materials and supplies are recorded to inventory when purchased and expensed or capitalized to plant, as appropriate, when consumed or installed.

4. ACCOUNTS RECEIVABLE

The following reflects the balance of the Utility’s Accounts receivable – Customers as of September 30, 2019:

(in millions)	Accounts Receivable – Customers (Pre and Post-Petition)
Receivables Aging
0 -30 Days	$891
31-60 Days	171
61-90 Days	57
91+ Days	158
Unmailed invoices	156
Total accounts receivable – Customers	1,433
Other (1)	5
Allowance for doubtful accounts	(41)
Accounts receivable – Customers (net)	$1,397

(1) Represents Department of Water Resources bond charge, credit balance reclassification, and unidentified receipts.

5. ACCOUNTS PAYABLE

To the best of the Debtors’ knowledge, all undisputed, validated post-petition accounts payable have been and are being paid under agreed-upon payment terms.

In the ordinary course, in most instances the Debtors’ process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors’ acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with its supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors’ knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of September 30, 2019.

6. DEBTOR-IN-POSSESSION (“DIP”) FINANCING

The following table summarizes the Corporation’s and the Utility’s outstanding borrowings and availability under their DIP credit facilities at September 30, 2019:

(in millions)	Aggregate Limit		Term Loan Borrowings	Revolver Borrowings	Letters of Credit Outstanding	Aggregate Availability
PG&E Corporation	$—		$—	$—	$—	$—
Utility	5,500	(1)	1,500	—	590	3,410
Total DIP credit facilities	$5,500		$1,500	$—	$590	$3,410

(1) Includes $1.5 billion of letter of credit subfacility.

7. PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are reported at the lower of their historical cost less accumulated depreciation or fair value.  Historical costs include labor and materials, construction overhead, and allowance for funds used during construction.  PG&E Corporation Consolidated balances of its property, plant, and equipment were as follows at September 30, 2019:

(in millions)	PG&E Corporation Consolidated
Electric (1)	$61,797
Gas	22,741
Construction work in progress	2,689
Other Plant in Service	20
Total property, plant, and equipment	87,247
Accumulated depreciation	(25,923)
Net property, plant, and equipment	$61,324

(1) Balance includes nuclear fuel inventories.  Stored nuclear fuel inventory is stated at weighted-average cost.  Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output.

8. PAYMENT OF TAXES

To the best of the Debtors’ knowledge, the Corporation and the Utility are current on all taxes payable.

9. LIABILITIES SUBJECT TO COMPROMISE

The following reflects the balance of liabilities subject to compromise (“LSTC”) as of September 30, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Financing Debt (1)	$21,813	$650	$22,463
Wildfire-related Claims(2)	20,560	—	20,560
Trade creditors	1,253	6	1,259
Non-qualified benefit plan	18	126	144
2001 bankruptcy disputed claims	221	—	221
Customer deposits & advances	278	—	278
Others	166	2	168
Total Liabilities Subject to Compromise	$44,309	$784	$45,093

(1) At September 30, 2019, the Debtors had $650 million and $21,526 million in aggregate principal amount of pre-petition indebtedness, respectively. Utility pre-petition financing debt also includes $287 million of accrued contractual interest to the Petition Date.
(2) The Utility recognized charges of $526 million and $2.0 billion associated with the 2018 Camp fire and 2017 Northern California wildfires, respectively, in connection with the Debtors’ settlement with certain holders of insurance subrogation claims entered into on September 22, 2019 to potentially resolve all insurance subrogation claims relating to the 2018 Camp fire and the 2017 Northern California wildfires. Wildfire-related claims include aggregate liability accruals of $12.9 billion for the 2018 Camp fire, $7.5 billion for the 2017 Northern California wildfires and $212 million for the Butte fire and is shown net of $100 million deposited into the Wildfire Assistance Fund on August 2, 2019 in connection with potential liabilities related to the 2018 Camp fire and the 2017 Northern California wildfires. For additional information on pre-petition wildfire-related claims reported as LSTC, please see Note 10 of the Notes to the Condensed Consolidated Financial Statements in the Debtors’ joint quarterly report on Form 10-Q for the three months ended September 30, 2019.

10. RECAPITULATION OF FUNDS HELD AT END OF MONTH

The following reflects the bank balances of the Corporation and the Utility as of September 30, 2019:

Legal Entity	Bank	Account No.	Balance, End of Month (in ones)
PG&E Corporation	The Bank of New York Mellon	8400	$431,000,000
PG&E Corporation	The Bank of New York Mellon	9023	—
PG&E Corporation	Bank of America	7107	—
PG&E Corporation	The Bank of New York Mellon	4558	—

PG&E Corporation	Union Bank of California	9557	737
PG&E Corporation	Bank of America	0X30	—
PG&E Corporation	Barclays Capital Inc.	1362	—
PG&E Corporation	BNP Paribas	0652	—
PG&E Corporation	Citigroup Global Markets	0473	—
PG&E Corporation	Goldman, Sachs & Co	0609	—
PG&E Corporation	JP Morgan Chase Bank, N.A.	0698	—
PG&E Corporation	Merrill Lynch	0X30	—
PG&E Corporation	Mitsubishi UFJ Securities USA, INC.	0189	—
PG&E Corporation	Morgan Stanley / ISG Operations	4966	—
PG&E Corporation	RBC Capital Markets	2226	—
PG&E Corporation	Wells Fargo Securities, LLC	7221	—
PG&E Corporation	Bank of America	7981	—
PG&E Corporation	The Bank of New York Mellon	9946	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	2,205,500,000
Pacific Gas & Electric Company	Union Bank of California	5581	279,219,929
Pacific Gas & Electric Company	Citibank N. A.	2091	470,059
Pacific Gas & Electric Company	Bank of America	3212	1,074,728
Pacific Gas & Electric Company	The Bank of New York Mellon	9994	595,669
Pacific Gas & Electric Company	The Bank of New York Mellon	7822	—
Pacific Gas & Electric Company	The Bank of New York Mellon	5477	—
Pacific Gas & Electric Company	Royal Bank of Canada	0446	401,312
Pacific Gas & Electric Company	Bank of America	7115	—
Pacific Gas & Electric Company	U.S. Bank	2311	622,541
Pacific Gas & Electric Company	Bank of America	2988	46,725
Pacific Gas & Electric Company	The Bank of New York Mellon	3044	—
Pacific Gas & Electric Company	Bank of America	2302	704,964
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	4XL9	3,040
Pacific Gas & Electric Company	The Bank of New York Mellon	4122	1,000
Pacific Gas & Electric Company	The Bank of New York Mellon	3532	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.2	—
Pacific Gas & Electric Company	Bank of America	0817	—
Pacific Gas & Electric Company	Bank of America	1675	—
Pacific Gas & Electric Company	Citibank N. A.	0901	—
Pacific Gas & Electric Company	Citibank N. A.	1958	—
Pacific Gas & Electric Company	Citibank N. A.	2316	—
Pacific Gas & Electric Company	Citigroup Global Markets	6473	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.16	—

Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.2	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.17	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.18	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.19	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.20	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.21	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.22	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.23	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.24	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	387.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	7110	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8544	3,915
Pacific Gas & Electric Company	The Bank of New York Mellon	9990	4,935,707
Pacific Gas & Electric Company	The Bank of New York Mellon	4017	—
Pacific Gas & Electric Company	The Bank of New York Mellon	0143	—
Pacific Gas & Electric Company	Wells Fargo Bank N.A.	9578	—
Pacific Gas & Electric Company	The Bank of New York Mellon	9978	—
Pacific Gas & Electric Company	U.S. Bank	5000	999,127
Pacific Gas & Electric Company	Bank of America	2520	—
Total Funds on Hand for all Accounts (1)(2)(3)			$2,925,579,453

(1) Schedule does not include Wells Fargo accounts 5300 and 5400; these accounts are held by grantor trusts relating to post-service benefits to directors, officers, and other highly paid employees, which have a combined value of $176,393,818. The grantor trusts are considered assets of the Corporation subject to creditor claims.
(2) Bank account RBS 066002141 is no longer listed above, the account had been closed for a significant period of time prior to the Petition Date.
(3) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.

11. CASH RECEIPTS AND DISBURSEMENTS

The following reflects the cash receipts and disbursements of the Corporation and the Utility for the month ended September 30, 2019:

(in ones)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Beginning Cash (1)(2)	$2,354,772,083	$430,196,389	$2,784,968,472
Total receipts (3)	2,254,552,509	5,311,973	2,259,864,482
Total disbursements (3)	(2,114,745,876)	(4,507,625)	(2,119,253,501)
DIP borrowing and repayments, net (net of fees)	—	—	—
Total Change in Cash	139,806,633	804,348	140,610,981
Ending Cash (1)(2)	$2,494,578,716	$431,000,737	$2,925,579,453

(1) Calculated using balance per bank.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.
(3) Includes intercompany receipts and disbursements between the Corporation and the Utility.

12.  PAYMENTS ON PRE-PETITION DEBT

The following reflects the payments for the month ended September 30, 2019 made in accordance with the authority granted by the Bankruptcy Court pursuant to the First Day Motions.

(in millions)	Disbursed in Month
First Day Motions
Operational Integrity Supplier	$4
Cash Management	—
NGX - CAISO	—
Public Purpose Programs	5
Shippers / Liens	4
Tax	1
Employee Wage and Benefits	1
Insurance	—
503(b)(9) (1)	—
Total	$15

(1) Pursuant to the Operational Integrity Motion Debtors are allowed to pay valid 503(b)(9) claims.

13.  PAYMENTS FOR RETAINED PROFESSIONALS

The following reflects payments made to retained bankruptcy professionals during the month ended September 30, 2019.

(in ones)
Name	Payment Date	Total Payments for the Month
AP Services, LLP	9/4 & 9/19/2019	$8,782,370
Axiom Services Inc	9/13 & 9/28/2019	6,319
Baker & Hostetler LLP	9/24 & 9/28/2019	2,829,129
Coblentz Patch Duffy & Bass LLP	9/23 & 9/26/2019	256,801
Cravath Swaine & Moore LLP	9/7, 9/10, 9/11, 9/24, 9/25, & 9/26/2019	12,446,632
Jenner & Block LLP	9/7/2019	2,035,229
Keller & Benvenutti LLP	9/5 & 9/24/2019	316,717
KPMG LLP	9/7/2019	1,070,755
Lincoln Partners Advisors LLC	9/27/2019	908,369
Milbank LLP	9/27/2019	1,716,278
Munger Tolles & Olson LLP	9/5, 9/6, & 9/16/2019	5,422,560
Simpson Thacher & Bartlett LLP	9/5/2019	402,589
Weil Gotshal & Manges LLP	9/6/2019	1,920,743
Total		$38,114,491

14.  PAYMENTS TO INSIDERS

The following reflects the cash payments made to insiders of the Corporation and the Utility during the month ended September 30, 2019. Other than reimbursement for reasonable expenses incurred in connection with attending Board of Directors meetings, Board of Directors committee meetings, or participating in other activities undertaken on behalf of the Corporation and the Utility, there were no payments made to non-employee directors during the reporting period.

Section 16 officers of the Corporation and/or the Utility.

(in ones)		Total Payments for Month (1)
Name	Title
Melvin J. Christopher	Vice President, Gas Operations, Pacific Gas and Electric Company	$25,567	(2)
Loraine M. Giammona	Senior Vice President and Chief Customer Officer, Pacific Gas and Electric Company	42,083
William D. Johnson	Chief Executive Officer and President, PG&E Corporation	231,462	(3)
Julie M. Kane	Senior Vice President, Chief Ethics and Compliance Officer, and Deputy General Counsel, PG&E Corporation and Pacific Gas and Electric Company	40,259
Kathleen B. Kay	Senior Vice President and Chief Information Officer, Pacific Gas and Electric Company	34,666
Michael A. Lewis	Senior Vice President, Electric Operations, Pacific Gas and Electric Company	44,167
Janet C. Loduca	Senior Vice President and General Counsel, PG&E Corporation and Pacific Gas and Electric Company	47,917
Dinyar B. Mistry	Senior Vice President, Human Resources and Shared Services, PG&E Corporation and Pacific Gas and Electric Company	47,083
John R. Simon	Executive Vice President, Law, Strategy, and Policy, PG&E Corporation	57,917
David S. Thomason	Vice President, Chief Financial Officer, and Controller, Pacific Gas and Electric Company Vice President and Controller, PG&E Corporation	27,083
Andrew M. Vesey	Chief Executive Officer and President, Pacific Gas and Electric Company	104,644	(4)
Fong Wan	Senior Vice President, Energy Policy and Procurement, Pacific Gas and Electric Company	34,483
Jason P. Wells	Executive Vice President and Chief Financial Officer, PG&E Corporation	52,500
James M. Welsch	Senior Vice President and Chief Nuclear Officer , Pacific Gas and Electric Company	45,417

(1) Payments primarily consist of salary.
(2) Effective October 7, 2019, Mr. Christopher is no longer an employee of the Utility.
(3) Includes relocation pay of $23,129 paid in September 2019.
(4) Includes relocation pay of $21,311 paid in September 2019.

15.  REORGANIZATION ITEMS

The following reflects reorganization items, net, post-petition through September 30, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Debtor-in-possession financing costs	$97	$17	$114
Legal and other (1)	181	10	191
Interest income	(41)	(8)	(49)
Adjustments to LSTC	—	—	—
Total reorganization items, net	$237	$19	$256

(1) At September 30, 2019, the Corporation and the Utility incurred $666,985 and $916,640, respectively, in fees to the U.S. Trustee.